SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	Commission file number

October 16, 2002	1-5805

J.P. MORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware	13-2624428

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

270 Park Avenue, New York, NY	10017

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Item 5. Other Events
Item 7. Financial Statements, Pro forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
PRESS RELEASE
2002 THIRD QUARTER FINANCIAL SUPPLEMENT
INVESTOR PRESENTATION SLIDES

Item 5. Other Events

         On October 16, 2002, J.P. Morgan Chase & Co. (NYSE: JPM) announced 2002 third quarter reported earnings per share of $0.01, compared with $0.50 in the second quarter of 2002 and $0.22 in the third quarter of 2001. Reported net income was $40 million in the third quarter compared to $1,028 million in the second quarter and $449 million one year ago.

         Operating earnings per share, which exclude previously announced merger and restructuring charges and special items, were $0.16 compared with $0.58 in the second quarter of 2002 and $0.55 in the third quarter of 2001. Operating earnings were $325 million in the third quarter compared to $1,179 million in the second quarter and $1,133 million one year ago. Operating earnings for 2001 have been increased by adding back amortization of goodwill to present 2001 results on a basis comparable to the results for 2002 which include the impact of the implementation on January 1, 2002 of SFAS 142. For a reconciliation between Operating and Reported Earnings see the table on page 11 of the press release attached as Exhibit 99.1 hereto.

         A copy of J.P. Morgan Chase & Co.’s press release is attached as an exhibit hereto. That press release contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Such risks and uncertainties are described in our Quarterly Report on Form 10-Q for the quarters ended June 30, 2002 and March 31, 2002 and in the 2001 Annual Report on Form 10-K, each filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s internet site (www.sec.gov), to which reference is hereby made.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

Exhibit Number	Description

12 (a)	Computation of Ratio of Earnings to Fixed Charges

12 (b)	Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements

99.1	Press Release – 2002 Third Quarter Earnings

99.2	2002 Third Quarter Financial Supplement

99.3	Investor Presentation Slides

Item 9. Regulation FD Disclosure

Exhibit 99.3 are copies of slides presented at an investors’ presentation on October 16, 2002 reviewing 2002 third quarter earnings. Those slides are furnished pursuant to Item 9 and the information contained in Exhibit 99.3 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Exhibit 99.3 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE & CO.

(Registrant)

By: /s/ Joseph L. Sclafani

Joseph L. Sclafani

Executive Vice President and Controller [Principal Accounting Officer]

Dated: October 18, 2002

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EXHIBIT INDEX

Exhibit No.	Description	Page

12 (a)	Computation of Ratio of Earnings to Fixed Charges	5

12 (b)	Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements	6

99.1	Press Release – 2002 Third Quarter Earnings	7

99.2	2002 Third Quarter Financial Supplement	8

99.3	Investor Presentation Slides	9

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